U. S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2008

On2 Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15117	84-1280679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Corporate Drive, Clifton Park, NY	12065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 348-0099

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Results of Operations and Financial Condition.

(a) On August 7, 2008, On2 Technologies, Inc. issued a press release stating that it had postponed its previously scheduled conference call intended to discuss On2’s financial results for the second quarter of 2008.

As previously disclosed, On2 has recently changed its independent auditors. Unanticipated delays have prevented the transfer of necessary files from On2’s old auditor to its new auditor, Marcum & Kliegman. On2 and its auditors have not had any disagreement with regard to On2’s financial results. On2 expects to release its financial results for the second quarter of 2008 during the week of August 11, 2008, and will announce the date and time for the rescheduled conference call as soon as practicable.

A copy of On2’s press release is attached hereto as Exhibit 99.1.

Item 8.01.	Other Events.

See Item 2.01 of this Current Report, which is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit 99.1 Press Release, dated August 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ON2 TECHNOLOGIES, INC.

Date: August 8, 2008	By:	/s/ Matthew C. Frost
	Name:	Matthew C. Frost
	Title:	Chief Executive Officer

Exhibit Index

99.1  Press Release, dated August 7, 2008